UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2004

DIATECT INTERNATIONAL CORPORATION

_______________________________________________________

(Exact name of registrant as specified in its charter)

California	0-10147	95-355578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

875 South Industrial Parkway, Heber City, Utah, 84032

________________________________________________________

(Address of principal executive office)

(435) 654-4370

________________________________________________________

(Registrant’s phone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 4.01 – CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On November 4, 2004, the Board of Directors of Diatect International Corporation (the “Registrant”), approved termination of Williams and Webster, CPA, (“Williams & Webster”) as its independent auditors since 1997.  The decision to terminate the Registrant’s relationship with Williams & Webster was for reasons of errors and omissions to a SB-2 registration statement currently under review by the SEC and excessive billing amounts for audit services.  The Board of Directors has authorized the search and interview of perspective accounting firms for consideration by the Audit Committee for final selection.

There is not now, nor has there been a disagreement between the Registrant and Williams & Webster on the Registrant’s accounting or financial statements.  There was no qualification, modification, or explanatory paragraph included in Williams & Webster’s audit reports on the Financial Statements of the Registrant for the years ended December 31, 2003 or 2002.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(A)

Not applicable

(B)

Not applicable

(C)

Exhibits

(1) Letter dated November 4, 2004 of Diatect International Corporation to Williams & Webster, CPA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

DIATECT INTERNATIONAL CORPORATION

November 4, 2004

/s/ Dave Andrus

________________________________

Dave Andrus

Principal Executive Officer

Principal Financial Officer

November 4, 2004

Williams and Webster, P.S.

Bank of America Financial Center

601 W. Riverside, Suite 1940

Spokane, WA 99201

Re:

Diatect International, Inc. – Termination of Services

Dear Williams and Webster:

The audit services of Williams and Webster are hereby terminated for cause, effective immediately.  The reasons for the termination are the errors and omissions in the SB-2 registration currently under revision following review by the SEC and the excessive billing amounts for your firm’s services.

In accordance with SEC regulations, Diatect will be releasing an 8-K filing that announces the termination of the auditors and the two reasons listed above for the rationale for the termination decision.

This notice of your termination in no way releases your responsibility to Diatect, nor limits Diatect’s ability to seek legal remedy for any and all errors, omissions and excess billings by Williams and Webster.  Diatect will be seeking replacement auditors in order to continue our required filings as a public company.

Since the issue of excess billings is one of the two reasons for this termination notice, we are also requesting that you send a detailed itemization of all currently due invoices so that we can review these billings and determine what action we want to take in order to resolve any outstanding amount.  I have previously made this request of a prior billing for which you have failed to respond.  I would encourage you to provide us with this information in a timely fashion so we can review your billings and make a final determination.

Should you have any questions, I would request that you respond to me in writing.

Sincerely,

“signed”

Dave Andrus

President